                          LOAN MODIFICATION AGREEMENT

     THIS LOAN MODIFICATION AGREEMENT ("Agreement") is made and entered into as of the 30th day of March, 1998 by and among FIRST UNION NATIONAL BANK, successor by merger to Signet Bank (the "Bank"), BLUE II, LLC (the "Borrower"), Frederick Brewing Co. ("FBC"), Edward D. Scott ("Scott"), Robert Schuerholz ("Schuerholz"), Nicholas P. Foris ("Foris") and Vishnampet S. Jayanthimath ("Jayanthimath"). Scott, Schuerholz, Foris and Jayanthimath are hereafter collectively referred to as the "Guarantors." The Borrower, FBC and the Guarantors are sometimes collectively referred to as the "Obligors."

                                    RECITALS

     R-1. The Bank is the owner and holder of a Promissory Note dated July 19, 1996 in the original principal amount of $3,000,000.00 executed by the Borrower (as amended, modified, supplemented, extended, renewed or restated from time to time, the "Note").

     R-2. The Note was issued in connection with a Loan and Financing Agreement dated July 19, 1996 by and among the Bank, the Borrower, FBC and Maryland Economic Development Corporation (as amended, modified, supplemented, extended, renewed or restated from time to time, the "Loan Agreement").

     R-3. The Borrower's obligations under the Note and the Loan Agreement are secured by, inter alia, the following (collectively, the "Collateral"): (a) Deed of Trust dated July 19, 1996 (the "Deed of Trust") recorded among the land records of Frederick County, Maryland at liber 2207, folio 0857 encumbering certain real estate and improvements described therein (the "Property"); and (b) Assignment of Leases and Rents dated July 19, 1996 (the "Assignment of Rents") recorded among the land records of Frederick County, Maryland at liber 2207, folio 0903.

     R-4. The Borrower's obligations under the Note and the Loan Agreement are guaranteed by the Guarantors pursuant to the terms of a Guaranty (Deficiency) dated July 19, 1996 (the "Guaranty"). The Guaranty is secured by, inter alia, an Irrevocable Standby Letter of Credit issued on July 19, 1996 by FCNB Bank (the "Letter of Credit").

     R-5. The Maryland Industrial Development Financing Authority ("MIDFA") insures a portion of the Obligations (as hereafter defined) pursuant to the terms of an Insurance Agreement dated July 19, 1996 (the "Insurance Agreement").

     R-6. The terms of the Loan Agreement were modified pursuant to the terms of a Forbearance Agreement dated February 27, 1997 and a letter agreement dated January 9, 1998 (collectively, the "Modification Documents").

     R-7. The Loan (as hereafter defined) matures on July 1, 2006 (the "Maturity Date").

     R-8. As of March 27, 1998, there was due and owing under the Note a total of $2,872,412.97 (consisting of principal in the amount of $2,857,142.88 and accrued interest in the amount of $15,270.09), plus attorneys' fees and expenses. In addition, interest continues to accrue from March 27, 1998 at the per diem rate of $589.97.

     R-9. The Obligors' obligations under the Note, the Loan Agreement, the Guaranty and the other Loan Documents (as hereafter defined) are hereafter collectively referred to as the "Obligations." The Note, the Loan Agreement, the Guaranty, this Agreement and all documents previously, now or hereafter executed and delivered to evidence, secure, guarantee or in connection with the Obligations, as the same may from time to time be amended, modified, supplemented, extended, renewed or restated, are hereafter collectively referred to as the "Loan Documents." The loan evidenced by the Loan Documents is hereafter referred to as the "Loan."

     R-9. The Obligors have requested that certain of the terms of the Loan Documents be modified in accordance with the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. RECITALS.

          The recitals to this Agreement are true and correct, and are incorporated into and made a substantive part of this Agreement.

     2. CONFIRMATION AND RATIFICATION OF LOAN DOCUMENTS

          The Obligors, individually and collectively, agree that the Loan Documents are in full force and effect and that each Loan Document shall remain in full force and effect unless and until modified or amended in writing in accordance with its terms. The Obligors confirm and ratify their obligations under the Loan Documents, and agree that the execution and delivery of this Agreement shall not in any way diminish or invalidate any of their obligations under the Loan Documents. All parties hereto consent to the execution and delivery of this Agreement, and to all the provisions of this Agreement to the extent that such provisions may modify the terms and provisions of any of the Loan Documents.

     3. CONFIRMATION AND RATIFICATION OF GUARANTY.

          The Guarantors, individually and collectively, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby consent to and join in this Agreement and hereby declare to and agree with that the Guaranty is and shall continue in full force and effect for the benefit of the Bank, that there are no offsets, claims or defenses of the Guarantors with respect to the Guaranty nor, to the Guarantors' knowledge, with respect to the Obligations, that the Guaranty is not released, diminished or impaired in any way by this Agreement or the transactions contemplated hereby, and that the Guaranty is hereby confirmed and ratified in all respects. The Guarantors hereby reaffirm all of the representations and warranties set forth in the Guaranty. The Guarantors acknowledge that, without this consent and reaffirmation, the Bank would not execute this Agreement or otherwise consent to its terms.

     4. MODIFICATION OF MATURITY DATE.

          The Loan shall mature on April 1, 1999 (the "Amended Maturity Date"). On the Amended Maturity Date, all of the Obligations, including all outstanding principal, accrued interest, outstanding late charges, outstanding fees and all other amounts due under the Loan Documents, shall be due and payable in full. The Bank shall have no obligation to consider or grant any extension of the Amended Maturity Date.

     5. MODIFICATION OF INTEREST RATE.

          Effective as of April 30, 1998, the Obligations shall bear interest at a variable rate equal to the Bank's Prime Rate (as hereafter defined), plus one and one-half percent (1 1/2%) per annum. As used herein, "Prime Rate" means the rate of interest established by the Bank from time to time as its "prime rate." Such rate is set by the Bank as a general reference rate of interest, taking into account such factors as it may deem appropriate, and the Borrower understands that it is not necessarily the lowest or best rate actually charged to any customer, that it may not correspond with future increases or decreases in interest rates charged by other lenders or market rates in general, and that the Bank may make various commercial or other loans at rates of interest having no relationship to the Prime Rate. Without notice to the Borrower or anyone else, the Prime Rate shall automatically fluctuate upward and downward as and in the amount by which the Bank's prime rate fluctuates.

     6. MODIFICATION OF FINANCIAL COVENANTS.

             6.1 Current Ratio (Loan Agreement Section 5.4(b)). FBC shall maintain a ratio of current assets to current liabilities of not less than 1.0 to 1 as the calendar quarter ending March 31, 1998 and each calendar quarter thereafter.

             6.2 Cash Flow to Debt Service Ratio (Loan Agreement Section 5.4(e)). The Bank shall waive any default arising from FBC's failure to comply with the cash flow to debt service ratio for the calendar quarters ending March 31, 1998, June 30, 1998 and September 30, 1998. This waiver is a one-time waiver and is expressly limited to any default arising from FBC's failure to comply with the cash flow to debt service ratio for the calendar quarters ending March 31, 1998, June 30, 1998 and September 30, 1998. Notwithstanding anything to the contrary herein, this waiver shall not constitute a waiver of any other default or event of default under any of the Loan Documents

        (whether declared, undeclared or known or unknown), including, without limitation, any default or event of default based on FBC's failure to comply with any other financial covenant set forth in the Loan Documents. FBC shall maintain a cash flow to debt service ratio of not less than 1.0 to 1 as of the calendar quarter ending December 31, 1998 and each calendar quarter thereafter. For purposes of calculating the cash flow to debt service ratio: (a) "cash flow" shall mean the net income plus depreciation and amortization expense of the Borrower, and shall be measured based on the last ninety (90) days of the calendar quarter annualized by a factor of four (4); and (b) "debt service" shall mean, for each period during which cash flow is measured, the current maturities of long term debt of the Borrower (including, without limitation, the current portion of capital lease obligations) due and/or paid during such period.

     7. FEES AND EXPENSES.

          The Obligors shall be responsible for all fees and expenses, including all attorneys' fees and expenses, incurred by the Bank in connection with the negotiation and preparation of this Agreement and with the enforcement of the Bank's rights under the Loan Documents, which fees and expenses shall be considered part of the Obligations.

     8. REPLACEMENT FINANCING.

          The Borrower shall use best efforts to secure debt and/or equity financing in an amount sufficient to pay in full the Obligations prior to the Amended Maturity Date. The Borrower shall provide to the Bank such written reports as the Bank may from time to time request regarding the status of the Borrower's efforts to secure replacement financing.

     9. OBLIGORS' REPRESENTATIONS AND WARRANTIES.

          As inducement to enter into this Agreement, the Obligors hereby represent and warrant to the Bank as follows:

             9.1. Authorization and Validity. The execution and delivery of this Agreement and any related documents by the Obligors and the performance of their obligations hereunder have been duly authorized, and this Agreement constitutes the legal, valid and binding obligation of the Obligors in accordance with its terms.

             9.2. Compliance With Other Instruments. The Obligors are not in default under any provision of their articles of incorporation, by-laws or other organizational documents, if applicable, or of any existing judgment, decree, law, governmental order, rule or regulation applicable to them, or of any agreement or other instrument to which they are a party or by which their assets are bound. The execution and delivery by the Obligors of this Agreement and related documents, the consummation of the transactions herein and therein contemplated, and the compliance with the terms and provisions hereof and thereof, (a) has not and will not constitute or result in a breach of their articles of incorporation, by-laws or other organizational documents, if applicable, any presently existing applicable law, order, writ, injunction or decree of any court or governmental department, commission, board, bureau, agency or instrumentality, or (b) conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions thereof, or constitute a default under any indenture, mortgage, deed of trust, lease, sublease, instrument, document, agreement or contract of any kind to which the Obligors are a party or by which the Obligors may be bound or subject.

             9.3. Benefit. The Obligors have each derived direct or indirect benefit from this Agreement and the transactions contemplated hereby.

             9.4. Engagement of Counsel. The Obligors have each engaged (or have had the opportunity to engage) independent legal counsel of their choice to review this Agreement and any related documents. The Obligors each acknowledge that they are executing and delivering this Agreement and any related documents voluntarily, without coercion or duress of any kind, and with full understanding of its content and meaning.

             9.5. Truth of Representations. Any and all documents, reports, certificates and statements provided to the Bank by or on behalf of any or all of the Obligors in connection with the transactions contemplated hereby are true, correct and complete, do not contain any untrue statements of material fact and do not omit any facts to make information contained therein not misleading.

             9.6. Litigation. There is no litigation, at law or in equity, nor any proceeding before any federal, state or other governmental or administrative agency or any arbitrator pending or to the knowledge of the Obligors threatened against the Obligors, except as has been disclosed to the Bank in writing.

     10. RELEASE OF BANK.

          The Obligors, individually and collectively, hereby RELEASE and FOREVER WAIVE and RELINQUISH all claims, demands, obligations, liabilities and causes of action of whatsoever kind or nature, whether known or unknown, which all or any of them has, may have, or might have or assert now or in the future against the Bank and/or its current or former directors, officers, employees, representatives, insurers, attorneys, agents, successors or assigns, or any affiliates, subsidiaries or related entities of the Bank and/or their directors, officers, employees, representatives, insurers, attorneys, agents, successors or assigns (collectively, the "Bank Group"), directly or indirectly, arising out of, based upon or in any manner connected with any Prior Related Event. As used herein, the term "Prior Related Event" means any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, arising out of or related in any way to the Loan, the Obligations, all or any of the Loan Documents, the Collateral, the Property, the Deed of Trust, the Assignment of Rents, the Guaranty, the Letter of Credit, MIDFA, the Insurance Agreement, the Modification Documents and/or the relationship among all or any of the Obligors and the Bank Group which occurred, existed, was taken, permitted or begun prior to the execution of this Agreement. The execution of this Agreement by the Bank shall not constitute an acknowledgement or admission by the Bank of any liability for any matter or precedent upon which any liability may be asserted.

     11. GENERAL PROVISIONS.

          11.1. Headings. The headings and subheadings in this Agreement are intended for convenience only and shall not be used or deemed to limit or diminish any of the provisions hereof.

          11.2. Construction. Unless the context requires otherwise, singular nouns and pronouns used in this Agreement shall be deemed to include the plural, and pronouns of one gender shall be deemed to include the equivalent pronoun of the other gender.

          11.3. Further Assurances and Corrective Instruments. The parties to this Agreement shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, from time to time, such supplements hereto and such further instruments and documents as may be required to facilitate the carrying out of the intentions of the parties to this Agreement.

          11.4. Survival: Successors and Assigns. All covenants, agreements, representations and warranties made herein, and in the documents executed in connection with this Agreement, shall continue in full force and effect. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party.

          11.5. Waiver of Jury Trial. All parties to this Agreement agree that any suit, action or proceeding brought or instituted by any party hereto or any successor or assign of any party which in any way relates, directly or indirectly, to the Loan, the Obligations, all or any of the Loan Documents, the Collateral, the Property, the Deed of Trust, the Assignment of Rents, the Guaranty, the Letter of Credit, MIDFA, the Insurance Agreement, the Modification Documents and/or the relationship among all or any of the Obligors and the Bank Group shall be tried only by a court and not a jury. EACH PARTY HEREBY

     EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. The Obligors represent, acknowledge and agree that this provision is a specific and material aspect of this Agreement between the parties and that the Bank would not agree to the terms of this Agreement if this waiver of jury trial provision were not a part of this Agreement. The Obligors represent, acknowledge and agree that this waiver is knowingly, intelligently and voluntarily made, that neither the Bank nor any person acting on behalf of the Bank has made any representations to induce this waiver of trial by jury, that the Obligors have each been represented (or have had the opportunity to be represented) in the signing of this Agreement and in the making of this waiver by independent legal counsel selected by the Obligors and that the Obligors have had the opportunity to discuss this waiver with counsel.

          11.6. Modification. No modification of any provision of this Agreement, or of any document executed in connection with this Agreement, shall in any event be effective unless the same is in writing, and then such modification shall be effective only in the specific instance or for the purpose for which given.

          11.7. Waiver. Neither any failure nor any delay on the part of any of the parties in exercising any right, power or remedy under this Agreement, any documents executed in connection with this Agreement or under applicable law shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercises thereof or the exercise of any other right, power or remedy.

          11.8. Severability. If any term, provision or condition, or any part thereof, of this Agreement, or any of the documents executed in connection with this Agreement, shall for any reason be found or held to be invalid or unenforceable by any court or governmental agency of competent jurisdiction, such invalidity or unenforceability shall not affect the remainder of such term, provision or condition or any other term, provision or condition, and this Agreement, and all documents executed in connection with this Agreement, shall survive and be construed as if such invalid or unenforceable term, provision or condition had not been contained therein.

          11.9. Merger and Integration. This Agreement, and the documents executed in connection with this Agreement, contain the entire agreement of the parties hereto with respect to the matters covered and the transactions contemplated hereby, and no other agreement, statement or promise made by any party hereto, or any employee, officer, agent or attorney of any party hereto, shall be valid or binding.

          11.10. No Release or Discharge. Except as expressly provided herein, nothing contained in this Agreement is intended to or shall act to nullify, discharge or release any obligations or to release any collateral. Except to the extent of any express conflict with this Agreement, each and every of the terms and conditions of the Loan Documents shall remain in full force and effect.

          11.11. Notices. Any notices required or permitted by this Agreement shall be in writing and shall be deemed delivered if delivered by hand, by overnight mail or by certified mail, return receipt requested, as follows, unless such address is changed by written notice hereunder:

If to the Bank:         First Union National Bank
                        1970 Chain Bridge Road
                        7th Floor, South Tower
                        McLean, Virginia 22120
                        ATTN: Mr. David A. Dix, Vice President

with a copy to:         Richard M. Kremen, Esquire
                        Piper & Marbury L.L.P.
                        Charles Center South
                        36 South Charles Street
                        Baltimore, Maryland 21201

If to the Borrower:     Blue II, LLC
                        --------------------------------------------

                        --------------------------------------------

                        --------------------------------------------
with a copy to:
                        --------------------------------------------

                        --------------------------------------------

                        --------------------------------------------

If to FBC:              Frederick Brewing Co.
                        4607 Wedgewood Boulevard
                        Frederick, Maryland 21703
                        ATTN: Mr. Kevin E. Brannon, Chairman
                        and Chief Executive Officer
with a copy to:

                        --------------------------------------------

                        --------------------------------------------

                        --------------------------------------------

If to Scott:            Edward D. Scott

                        --------------------------------------------

                        --------------------------------------------

                        --------------------------------------------

with a copy to:

                        --------------------------------------------

                        --------------------------------------------

                        --------------------------------------------

If to Schuerholz:       Robert Schuerholz

                        --------------------------------------------

                        --------------------------------------------

                        --------------------------------------------

with a copy to:

                        --------------------------------------------

                        --------------------------------------------

                        --------------------------------------------

If to Foris:            Nicholas P. Foris

                        --------------------------------------------

                        --------------------------------------------

                        --------------------------------------------

with a copy to:

                        --------------------------------------------

                        --------------------------------------------

                        --------------------------------------------

If to Jayanthimath:     Vishnampet S. Jayanthimath

                        --------------------------------------------

                        --------------------------------------------

                        --------------------------------------------
with a copy to:

                        --------------------------------------------

                        --------------------------------------------

                        --------------------------------------------

          11.12. Applicable Law. The performance, construction and enforcement of this Agreement and the documents executed in connection with this Agreement shall be governed by the laws of the State of Maryland.

          11.13. Time of Essence.  Time is of the essence.

          11.14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed original, but all of which shall constitute one and the same agreement.

          11.15. Binding Effect. This Agreement shall have no effect unless and until it has been executed by all parties.

     IN WITNESS WHEREOF, the parties hereto have executed or caused to be executed, this Agreement under seal as of the day and year first written above.

WITNESS/ATTEST:




--------------------------------------------

FIRST UNION NATIONAL BANK,
  successor by merger to Signet Bank

By:                                    (SEAL)
    -----------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

WITNESS/ATTEST:                         BLUE II, LLC

-------------------------------         By:                            (SEAL)
                                           ----------------------------
                                        Name:
                                             --------------------------------
                                        Title:
                                              -------------------------------


WITNESS/ATTEST:                         FREDERICK BREWING CO.

-------------------------------         By:                            (SEAL)
                                           ----------------------------
                                        Name:
                                             --------------------------------
                                        Title:
                                              -------------------------------

WITNESS/ATTEST:                         EDWARD D. SCOTT
                                                                       (SEAL)
-------------------------------         -------------------------------



WITNESS/ATTEST:                         ROBERT SCHUERHOLZ
                                                                       (SEAL)
-------------------------------         -------------------------------



WITNESS/ATTEST:                         NICHOLAS P. FORIS
                                                                       (SEAL)
-------------------------------         -------------------------------



WITNESS/ATTEST:                         VISHNAMPET S. JAYANTHIMATH
                                                                       (SEAL)
-------------------------------         -------------------------------

STATE OF __________________________________)
                                           ) ss:
CITY/COUNTY OF  ___________________________)

     I HEREBY CERTIFY that on this      day of March, 1998, before me, the
subscriber, a notary public of the above state and city/county, personally
appeared                               , known to me or satisfactorily proven to
be the person whose name is subscribed to the foregoing Loan Modification Agreement, who acknowledged himself/herself to be the of First Union National Bank, and that he/she being authorized to do so, executed the foregoing Loan Modification Agreement for the purposes therein contained.

                                          --------------------------------------
                                          Notary Public

My commission expires: ________________

STATE OF __________________________________)
                                           ) ss:
CITY/COUNTY OF  ___________________________)

     I HEREBY CERTIFY that on this      day of March, 1998, before me, the
subscriber, a notary public of the above state and city/county, personally
appeared                               , known to me or satisfactorily proven to
be the person whose name is subscribed to the foregoing Loan Modification Agreement, who acknowledged himself/herself to be the of Blue II, LLC, and that he/she being authorized to do so, executed the foregoing Loan Modification Agreement for the purposes therein contained.

                                          --------------------------------------
                                          Notary Public

My commission expires: ________________

STATE OF __________________________________)
                                           ) ss:
CITY/COUNTY OF  ___________________________)

     I HEREBY CERTIFY that on this      day of March, 1998, before me, the
subscriber, a notary public of the above state and city/county, personally
appeared                               , known to me or satisfactorily proven to
be the person whose name is subscribed to the foregoing Loan Modification Agreement, who acknowledged himself/herself to be the of Frederick Brewing Co., and that he/she being authorized to do so, executed the foregoing Loan Modification Agreement for the purposes therein contained.

                                          --------------------------------------
                                          Notary Public

My commission expires: ________________

STATE OF __________________________________)
                                           ) ss:
CITY/COUNTY OF  ___________________________)

     I HEREBY CERTIFY that on this      day of March, 1998, before me, the
subscriber, a notary public of the above state and city/county, personally appeared Edward D. Scott, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing Loan Modification Agreement, who executed the foregoing Loan Modification Agreement for the purposes therein contained.

                                          --------------------------------------
                                          Notary Public

My commission expires: ________________

STATE OF __________________________________)
                                           ) ss:
CITY/COUNTY OF  ___________________________)

     I HEREBY CERTIFY that on this      day of March, 1998, before me, the
subscriber, a notary public of the above state and city/county, personally appeared Robert Schuerholz, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing Loan Modification Agreement, who executed the foregoing Loan Modification Agreement for the purposes therein contained.

                                          --------------------------------------
                                          Notary Public

My commission expires: ________________

STATE OF __________________________________)
                                           ) ss:
CITY/COUNTY OF_____________________________)

     I HEREBY CERTIFY that on this      day of March, 1998, before me, the
subscriber, a notary public of the above state and city/county, personally appeared Nicholas P. Foris, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing Loan Modification Agreement, who executed the foregoing Loan Modification Agreement for the purposes therein contained.

                                          --------------------------------------
                                          Notary Public

My commission expires: ________________

STATE OF __________________________________)
                                           ) ss:
CITY/COUNTY OF  ___________________________)

     I HEREBY CERTIFY that on this      day of March, 1998, before me, the
subscriber, a notary public of the above state and city/county, personally appeared Vishnampet S. Jayanthimath, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing Loan Modification Agreement, who executed the foregoing Loan Modification Agreement for the purposes therein contained.

                                          --------------------------------------
                                          Notary Public

My commission expires: ________________

                         CONSENT OF MARYLAND INDUSTRIAL
                        DEVELOPMENT FINANCING AUTHORITY

     The Maryland Industrial Development Financing Authority ("MIDFA") hereby acknowledges and consents to the foregoing Loan Modification Agreement by and among First Union National Bank, successor by merger to Signet Bank (the "Bank"), Blue II, LLC (the "Borrower"), Frederick Brewing Co., Edward D. Scott, Robert Schuerholz, Nicholas P. Foris, Vishnampet S. Jayanthimath.

     MIDFA reaffirms to the Bank MIDFA's obligations under the Insurance Agreement dated July 19, 1996 between MIDFA and the Bank relating to the $3,000,000.00 loan to the Borrower.

WITNESS/ATTEST:                         MARYLAND INDUSTRIAL DEVELOPMENT
                                        FINANCING AUTHORITY

                                        By:                             (SEAL)
-------------------------                  -----------------------------
                                        Name:
                                             ---------------------------
                                        Title:
                                              --------------------------
STATE OF __________________________________ )
                                            ) ss:
CITY/COUNTY OF  ___________________________ )

     I HEREBY CERTIFY that on this      day of March, 1998, before me, the
subscriber, a notary public of the above state and city/county, personally
appeared                               , known to me or satisfactorily proven to
be the person whose name is subscribed to the foregoing Loan Modification Agreement, who acknowledged himself/herself to be the of Maryland Industrial Development Financing Authority, and that he/she being authorized to do so, executed the foregoing Loan Modification Agreement for the purposes therein contained.

                                          --------------------------------------
                                          Notary Public

My commission expires: ________________